March 13, 2007



U.S. Securities and Exchange Commission 100 F Street, N.E.
Washington, DC 20549



         Re:    Prudential's Discovery Plus Variable Annuity
                File No. 033-25434

                Prudential's Variable Investment Plan Variable Annuity File No. 002-80897


Dear Commissioners:



          This filing is being made to reflect that, with respect to each of the above-referenced products, The Prudential Insurance Company of America has transmitted to the contractholders of the above-referenced variable annuities the annual report of the applicable underlying fund, for the period ended December 31, 2006. As indicated by the filing information set forth below, this annual report was filed with the Commission, and we incorporate this filing by reference in this filing solely for purposes of meeting our obligations under Rule 30b2-1.


         In addition to information transmitted herewith, we incorporate by reference the annual report with respect to the following underlying mutual fund:


Filer/Entity                   The Prudential Series Fund.
Registration No.:              811-03625
CIK No.                        0000711175
Accession No.:                 0001193125-07-051163
Date of Filing:                03/12/2007

If you have any questions regarding this filing, please contact me at (973) 802-6997.

                                                         Sincerely,


                                                  /s/ C. Christopher Sprague
                                                      C. Christopher Sprague
                                            Vice President, Corporate Counsel